6-1162-RLL-934R2


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235



Subject:	Letter Agreement No. 6-1162-RLL-934R1 to
		Purchase Agreement No. 1810 -
		Disclosure of Confidential Information


This Letter Agreement amends Purchase Agreement
No. 1810 dated January 19, 1994 (the Agreement) between
The Boeing Company (Boeing) and Southwest Airlines Co.
(Buyer) relating to Model 737-7H4 aircraft (the
Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Buyer understands that certain commercial and
financial information contained in the documents listed below (Confidential Documents) is considered by Boeing as confidential.

2.	Buyer agrees that it will treat the Confidential
Documents and the information contained therein as confidential and will not, without the prior written consent of Boeing, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.



*** 	Pursuant to 17 CFR, 240.24b-2, confidential
information has been omitted and has been filed separately with the Securities and Exchange
Commission pursuant to a Confidential Treatment
Application filed with the Commission.


3.	In connection with any such disclosure or filing
of the Confidential Documents, or the information contained therein, pursuant to any such applicable law or governmental regulation, Buyer will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

	Schedule of Confidential Documents

		1.	Letter Agreement No. 6-1162-RLL-932
		2.	Letter Agreement No. 6-1162-RLL-933
		3.	Letter Agreement No. 6-1162-RLL-934
		4.	Letter Agreement No. 6-1162-RLL-935
		5.	Letter Agreement No. 6-1162-RLL-936
		6.	Letter Agreement No. 6-1162-RLL-937
		7.	Letter Agreement No. 6-1162-RLL-938
		8.	Letter Agreement No. 6-1162-RLL-939
		9.	Letter Agreement No. 6-1162-RLL-940
		10.	Letter Agreement No. 6-1162-RLL-941
		11.	Letter Agreement No. 6-1162-RLL-942
		12.	Letter Agreement No. 6-1162-RLL-943
		13.	Letter Agreement No. 6-1162-RLL-944
		14.	Letter Agreement No. 6-1162-RLL-945
		15.	Letter Agreement No. 6-1162-RLL-1855
		16.	Letter Agreement No. 6-1162-RLL-1856
		17.	Letter Agreement No. 6-1162-RLL-1857
		18.	Letter Agreement No. 6-1162-RLL-1858
		19.	Letter Agreement No. 6-1162-RLL-2036
		20.	Letter Agreement No. 6-1162-RLL-2037
		21. 	Letter Agreement No. 6-1162-RLL-2073
		22. 	Letter Agreement No. 6-1162-KJJ-054
		23. 	Letter Agreement No. 6-1162-KJJ-055
		24. 	Letter Agreement No. 6-1162-KJJ-056
		25. 	Letter Agreement No. 6-1162-KJJ-057
		26. 	Letter Agreement No. 6-1162-KJJ-058


4. 	Confidential Treatment.

	Buyer understands that certain commercial and financial information contained in this Letter
Agreement is considered by Boeing as confidential.
Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement.







Very truly yours,

THE BOEING COMPANY



By   /s/ Alan Mulally

Its  Attorney-in-Fact
	President
	Commercial Airplanes Group

ACCEPTED AND AGREED TO as of this

date: June 22, 2000

SOUTHWEST AIRLINES CO.



By   /s/ Herb Kelleher

Its  CEO


Southwest Airlines Co.
6-1162-RLL-934R2

P.A. No. 1810
K/SWA		SA-13